Investor Presentation May 8, 2013

2 Statementsinthispresentationregardingtheexpected2013performanceofDealertrackTechnologies,Inc.,thelong-termoutlookforits business,andallotherstatementsinthisreleaseotherthantherecitationofhistoricalfactsareforward-lookingstatements(asdefinedin thePrivateSecuritiesLitigationReformActof1995). Thesestatementsinvolveanumberofrisks,uncertaintiesandotherfactorsthat couldcauseactualresults,performanceorachievementsofDealertrackTechnologiestobemateriallydifferentfromanyfutureresults, performanceorachievementsexpressedorimpliedbytheseforward-lookingstatements. Factorsthatmightcausesuchadifferenceinclude:economictrendsthataffecttheautomotiveretailindustryortheindirectautomotive financingindustryincludingthenumberofnewandusedcarssold;reductionsinautodealerships;increasedcompetitivepressurefrom other industry participants, including Open Dealer Exchange, RouteOne, CUDL, Finance Express and AppOne; the impact of some vendorsofsoftwareproductsforautomotivedealersmakingitmoredifficultforDealertrackTechnologies’customerstouseDealertrack Technologies’solutionsandservices;securitybreaches,interruptions,failuresand/orothererrorsinvolving DealertrackTechnologies’ systems or networks; thefailure or inability to execute any element of DealertrackTechnologies’business strategy, including selling additionalproductsandservicestoexistingandnewcustomers;DealertrackTechnologies’successinimplementinganERPsystem;the volatilityofDealertrackTechnologies’stockprice;newregulationsorchangestoexistingregulations;theintegrationofrecentacquisitions andtheexpectedbenefits,aswellastheintegrationandexpectedbenefitsofanyfutureacquisitionsthatDealertrackTechnologiesmay pursue; Dealertrack Technologies’ success in expanding its customer base and product and service offerings, the impact of recent economictrends,anddifficultiesandincreasedcostsassociatedwithraisingadditionalcapital;theimpairmentofintangibleassets,such astrademarksandgoodwill;andotherriskslistedinDealertrackTechnologies’reportsfiledwiththeSecuritiesandExchangeCommission (SEC), including its most recentAnnual Report on Form 10-K. Thesefilings can be foundon DealertrackTechnologies’ website at www.Dealertrack.comandtheSEC’swebsiteatwww.sec.gov.Forward-lookingstatementsincludedhereinspeakonlyasofMay08,2013 andDealertrackTechnologiesdisclaimsanyobligationtoreviseorupdatesuchstatementstoreflecteventsorcircumstancesafterthe datehereofortoreflecttheoccurrenceofunanticipatedeventsorcircumstances,exceptasrequiredbylaw. Safe Harbor for Forward-Looking Statements

3 ▪ Dealertrack Technologies provides intuitive and high-value web-based software solutions and services that enhance the efficiency and profitability for all major segments of the automotive retail industry, including dealers, lenders, OEMs, third-party retailers, agents and aftermarket providers ▪ Solutions target a large and growing ~$3 to $4 billion annual market ▪ Dealer technology and dealer management system (“DMS”) ▪ Dealer and OEM on-line advertising ▪ Lender workflow automation and out-sourcing ▪ Transaction solutions for dealers and lenders ▪ Sales and F&I Solutions:Largest online credit application processing network in the U.S. and Canada ▪ Registration and Titling Services:Vehicle registration and titling services for dealers across all 50 states and electronically in 21 states ▪ Collateral Management Services:Largest vehicle collateral management company in the U.S. and the only one with a comprehensive paper and electronic title solution in all 50 states ▪ Subscription solutions for dealers (Software-as-a-Service, “SaaS” business model) ▪ Dealer Management System (“DMS”):Integrated and comprehensive SaaS solutions for running a dealership ▪ Sales and F&I Solutions:Comprehensive SaaS suite of desking, compliance, aftermarket and other critical services ▪ Inventory Solutions:Pricing, merchandising, real-time and mobile SaaS solutions; largest business-to-business auto transport marketplace in the U.S. ▪ Interactive Solutions:Digital marketing, website and mobile applications for Dealers and OEMs ▪ Digital Retailing:Leading interactive digital marketing platform with web, mobile, search, social, video and inventory solutions Company Overview

4 Dealertrack’s Proven Growth Engine -Credit App 1.0 -Desking -PaymentTrack -eContracting -NADA BookOut -Website Plus -IPO -Launch eMenu -DealWatch -Desking -SalesMaker -InventoryPro -WebAlg -CreditConnection -dealerAccess -LeaseLink -GoBig Menu -ALG (sold 10/1/11) -Chrome (JV 1/1/12) -DealerWire -DealerWare -GlobalFax -Arkona -Curomax -ASM -AAX Workflow & Innovation -OpenTrack -Inventory 3.0 -IOS -Price Driver -Canada DMS -TradeTracker -Polk AIC -triVIN 2012 -SmartFind -PaymentDriver -FinanceDriver -CentralDispatch -ClickMotive -iCONNECT Vision: Deliver the market leading suite of integrated technologies capable of transforming auto retailing -eCarlist

5 Transaction-Based Solutions Sales and F&I Solutions Largest online credit application processing network in the U.S. and Canada Processing Solutions Electronic motor vehicle registration, lien and titling, and digital document services

6 Dealertrack’s Network Aftermarket providers, accessory providers, OEMs and OpenTrack partners Third Party Integrations Other Information and Service Providers Lenders 1,291 U.S. lenders connected to credit application network Credit bureaus, used car value guides, identity verification services Dealers 20,041 active U.S. auto dealers on Dealertrack Technologies network 17,832 dealers with Dealertrack subscriptions (U.S. & Canada) Reflects business as of March 31, 2013

7 Growing Number of Transactions in Car Buying Process Processing an increasing number of transactions on a single car sale through Dealertrack’s network * Verification services can either be transaction or subscription revenue. ** Additional contract related transactions can occur based on lenders’ participation in digital document services. Note: Not all cars sold are processed through the Dealertrack Technologies network. Dollar amounts are illustrative of US pricing and may not reflect actual pricing. Dealer DealerLender Lender Lender Verify ID* and pull creditbureau Submitcredit application Process contract** Vehicleregistration Title and lien administration ~1to 2 transactions ~2 to 4 transactions ~1 to 2 transactions ~1 transaction ~1 to 2 transactions $0.05 to $1.00 $1.50 to $5.00 $2.50 to$5.00 $2.00 to $10.00 $1.50 to $5.00

8 Transaction Revenue Drivers Car Sales Continue to Improve New Car Sales Used Car Sales by Franchised Dealers 16.9 17.0 16.5 16.2 13.2 10.4 11.6 12.8 14.5 15.2 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 (units in millions) TRAK Guidance 16.0 16.5 14.3 14.3 13.2 12.8 12.8 13.8 14.9 15.0 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 (units in millions) The two primary drivers of Dealertrack’s transaction revenue are car sales and consumer credit availability. TRAK Guidance Source: New car sales –Automotive News. Used car sales –CNW Research.

9 Transaction Revenue Drivers Unsustainable Turnover Ratio The turnover ratio, while lower than the peak of 27 years, remains higher than the historical average. We anticipate this ratio will decline over the next several years due to further growth in new car sales. U.S. Fleet Turnover

10 Transaction Revenue Drivers Used Car Supply Will Grow Used Car Supply: Industry History and Trends 23.0 23.6 23.8 23.8 24.0 24.0 24.1 23.7 22.9 22.1 20.8 18.8 18.3 18.0 18.5 19.2 20.6 21.8 0.0 5.0 10.0 15.0 20.0 25.0 30.0 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 (units in millions) Source: ALG TrueCar. Data represents used market vehicles aged seven years or less.

11 0.60 0.65 0.70 0.75 0.80 0.85 0.90 0.95 1.00 J a n - 0 8 A p r - 0 8 J u l - 0 8 O c t - 0 8 J a n - 0 9 A p r - 0 9 J u l - 0 9 O c t - 0 9 J a n - 1 0 A p r - 1 0 J u l - 1 0 O c t - 1 0 J a n - 1 1 A p r - 1 1 J u l - 1 1 S e p - 1 1 D e c - 1 1 M a r - 1 2 J u n - 1 2 S e p - 1 2 D e c - 1 2 M a r - 1 3 Peak-to-trough submissions per unique applicant processed on Dealertrack’s network declined 33% during the credit crisis. Since then, submissions per unique applicant have been rising although they are still below 2008 levels. Source: New car sales –Automotive News. Used car sales –CNW Research. Today: 0.84 Trough, July 2009: 0.67 Transaction Revenue Drivers Increasing Application Submissions Monthly Submissions per Applicant for New and Used Cars

12 Source: CNW Marketing Research. During the credit crisis, auto loan application approval rates fell significantly but have been rebounding since 2010. Approval rates for prime and near-prime borrowers are back to pre-credit crisis levels. 0% 20% 40% 60% 80% 100% Jan-07 May-08 Sep-09 Feb-11 Jun-12 750+ Prime 620-749 Near-Prime 619-Sub-Prime 96.3% 88.4% 14.7% Transaction Revenue Drivers Credit Approval Trends Improving Auto Loan Application Approval Rates

13 224 199 179 158 134 124 120 118 130 138 139 140 152 158 161 165 172 178 179 175 182 578 1,291 10.0 9.2 8.5 8.0 7.1 6.9 7.0 7.1 7.6 8.1 8.2 8.3 8.8 8.9 9.2 9.4 9.4 9.5 9.4 9.2 9.1 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q 10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 LDRs Lenders Avg # of lenders per dealer During the credit crisis, the number of LDRs* declined significantly due to dealership closure/consolidation and lenders exiting indirect auto lending. This metric has risen as credit has improved, dealership closures have abated and lenders have deployed more capital into auto lending. * Each lender to dealer relationship (LDR) represents a pair between an active U.S. lender and an active U.S. dealer on the Dealertracknetwork. ** Active lenders per dealer defined as LDRs divided by active U.S. dealers Transaction Revenue Drivers Lender to Dealer Relationships Growing Dealertrack Technologies U.S. Lender to Dealer Relationships (in 000s)

14 100 1,000 10,000 100,000 1,000,000 1 9 8 5 1 9 8 6 1 9 8 7 1 9 8 8 1 9 8 9 1 9 9 0 1 9 9 1 1 9 9 2 1 9 9 3 1 9 9 4 1 9 9 5 1 9 9 6 1 9 9 7 1 9 9 8 1 9 9 9 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 Auto Credit Cards Home Equity ($ in millions) Auto loan asset-backed securities (ABS) issuance is at its highest level since 2007 and continues to improve. Source: SIFMA US Asset-Backed Securities Issuance Transaction Revenue Drivers Auto ABS Issuance is Strengthening Consumer Credit Trends

15 22,147 22,043 19,652 16,690 16,829 17,543 19,067 20,041 370 536 733 823 970 1,120 1,261 1,291 0 200 400 600 800 1,000 1,200 1,400 0 5,000 10,000 15,000 20,000 25,000 2006 2007 2008 2009 2010 2011 2012 1Q13 Active Dealers Lenders Active Dealers and Lenders in Dealertrack’s U.S. Network Note: Numbers represent end of period. Number of Transactions (in millions) 71.5 90.9 79.7 51.4 49.4 74.5 87.8 24.1 0 20 40 60 80 100 120 2006 2007 2008 2009 2010 2011 2012 1Q13 The Power of Dealertrack’s Network Growth in Dealers, Lenders and # of Transactions

16 Subscription-Based Solutions Dealer Management Solutions DMS accounting system for dealers that provides easy-to-use tools and data to enhance efficiency Inventory Solutions Provides tools to accelerate used-vehicle turn rates and help increase profits for dealers Sales and F&I Solutions Streamlines the entire vehicle sales and purchase process, while helping dealers meet legal and regulatory requirements Digital Retailing Solutions Moving in-store solutions to online solutions

17 Facilitating Workflow in the Dealership Finance & Insurance (F&I) Sales and F&I Solutions Compliance Solutions Dealer Management Solutions General Management Inventory Solutions Compliance Solutions Dealer Management Solutions Sales Dealer Management Solutions Interactive Solutions Sales and F&I Solutions Inventory Solutions Digital Retailing Solutions Fixed Operations Dealer Management Solutions

18 15.0 20.0 25.0 30.0 35.0 40.0 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Sales ($M) EBT% ▪ Average dealership revenue and profitability is at its highest level in over 15 years ▪ Dealership optimism index is at its highest level since 1994 ▪ High-readiness to invest in marketing and productivity solutions Source: NADA Industry Analysis Division EBT represents Earnings before tax Record Dealership Sales and Profitability Encourages Investment in Technology-enabled Solutions Dealership Financial Performance

19 The Power of Dealertrack’s Subscription Solutions $415 $474 $550 $678 $749 $690 $749 $737 $0 $250 $500 $750 $1,000 2006 2007 2008 2009 2010 2011* 2012** 1Q13 Note: All numbers represent end of period. * Excludes impact of ALG and Chrome ** Excludes impact of ALG, Chrome and CentralDispatch *** Excludes impact of CentralDispatch Number of Dealers with a Dealertrack Subscription Solution Average Monthly Dealership Spend (as of Last Quarter in Period) 10,722 13,209 14,342 13,852 13,996 16,003 17,619 17,832 0 5,000 10,000 15,000 20,000 2006 2007 2008 2009 2010 2011 2012 1Q13

20 Dealertrack’s Core Growth Strategy •New lender relationships •New subscribing dealer relationships Additional Market Share Gains •Providing a comprehensive suite of solutions makes marketing and cross-selling easier •Increases stickiness of customer relationships •Better facilitates end-to-end workflow solutions Greater Wallet Share of Existing Customers •Innovate new features, functions and integration for products •Add value to subscription products to improve dealership efficiency and profitability •Enhance core credit application functionality New Products and Services •Acquire complementary technologies and services to increase operating leverage •Leverage Dealertrack’s networks for distribution of new products and services Strategic Acquisitions

21 ▪ Thirteen consecutive quarters of year-over-year revenue growth ▪ Transaction revenue growth outpacing car sales growth ▪ Significant component of total revenue (over 35%) from recurring subscription services ▪ Strong subscription renewal rates (over 85%) ▪ Operating leverage drives further margin potential ▪ Increasing profits while reinvesting in future growth opportunities ▪ Proven acquisition strategy complements organic growth Financial Highlights

22 Strong Revenue Growth $38.4 $48.5 $50.4 $47.5 $54.1 $57.5 $58.8 $54.6 $61.4 $33.9 $34.7 $39.3 $38.8 $33.3 $33.9 $35.7 $42.2 $42.8 $4.9 $5.8 $6.1 $4.9 $4.2 $5.0 $4.6 $5.0 $4.9 16.8 19.1 19.8 18.8 21.8 22.6 22.7 20.8 24.1 0 15 30 45 60 $0 $20 $40 $60 $80 $100 1Q'11 2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 Other Revenue Subscription Revenue Transaction Revenue # Transactions $91.6 $91.3 $101.8 $89.1 $95.8 $77.2 $109.1 $96.4 $99.1 Annual Revenue Quarterly Revenue ($ and transactions in millions) $112.7 $147.3 $132.4 $94.4 $102.0 $184.9 $225.0 $53.4 $75.1 $94.7 $114.9 $123.5 $146.6 $145.1 $7.2 $11.4 $15.6 $16.3 $18.3 $21.8 $18.7 71.5 90.9 79.7 51.4 49.4 74.5 87.8 0 60 120 180 240 $0 $100 $200 $300 $400 2006 2007 2008 2009 2010 2011 2012 Other Revenue Subscription Revenue Transaction Revenue # Transactions $173.3 $233.8 $242.7 $225.6 $243.8 $353.3 $388.8 Note: Numbers may not add due to rounding.

23 $77.2 $61.9 $47.5 $53.3 $85.9 $97.3 33.0% 25.5% 21.1% 21.9% 24.3% 25.0% 0% 10% 20% 30% 40% 50% $0 $20 $40 $60 $80 $100 2007 2008 2009 2010 2011 2012 Adj. EBITDA Adj. EBITDA Margin $15.5 $24.3 $25.8 $20.3 $19.4 $25.0 $27.0 $25.8 $24.2 20.1% 27.3% 26.9% 22.3% 21.2% 26.0% 27.3% 25.3% 22.2% 0% 10% 20% 30% 40% 50% $0 $5 $10 $15 $20 $25 $30 1Q'11 2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 Adj. EBITDA Adj. EBITDA Margin $56.9 $61.5 $45.5 $34.1 $64.9 $70.7 24.3% 25.3% 20.2% 14.0% 18.4% 18.2% 0% 10% 20% 30% 40% 50% $0 $20 $40 $60 $80 $100 2007 2008 2009 2010 2011 2012 Cash Flow from Operations Operating Cash Flow Margin $44.3 $34.7 $20.0 $21.9 $43.4 $49.1 $0 $15 $30 $45 $60 2007 2008 2009 2010 2011 2012 ($ in millions)($ in millions) Strong Adj. EBITDA and Cash Flow Trends Annual Adj. EBITDA and Margin Annual Cash Flow from Operations Quarterly Adj. EBITDA and Margin Adjusted Net Income ($ in millions) ($ in millions)

24 ▪ Leading provider of web-based software solutions and services that enhance the efficiency and profitability for all major segments of the automotive retail industry ▪ Most comprehensive suite of solutions in industry ▪ Attractive $3 to $4 billion market size provides opportunity for long-term growth ▪ Consistent track record of growth and profitability ▪ Double-digit revenue growth driven by organic and acquisition opportunities ▪ Predictable business model with significant recurring revenue ▪ Seasoned management team with extensive industry experience Investment Highlights

Appendix

26 Other niche players (Compliance / Menu / Desking) Other niche players Selected Competitive Landscape Note: Selected list may not include all competitors DMS / Sales Subscription Products Credit Application Network Vehicle Registration / Title Management Inventory Management Solutions Interactive Solutions (Websites)

27 The recession and OEM bankruptcies resulted in franchised dealership closures and consolidation. We believe the level of U.S. auto dealerships has stabilized after decreasing from 2007 to 2012. 21,725 21,650 21,640 21,495 21,200 20,770 20,010 18,460 17,700 17,540 17,635 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Number of Franchised Auto Dealerships Source: NADA. Number of dealerships as of January 1 each year. Number of Franchised Auto Dealerships

28 Acquisition of 1 st Auto Transport Directory Dealertrack purchased 1 st Auto Transport Directory on 8/1/12 for approximately $74 million • Provider of SaaS solutions designed to simplify automobile transportation • Expected to be fully integrated by end of 2013 • 1 st Auto’s revenue is substantially subscription-based with three distinct solutions CentralDispatch.com • Market leader in vehicle auto transportation with B2B online marketplace • Subscription based network that allows shippers (dealers) to post and carriers to search for vehicles with the click of a button • Has established a critical mass with over 13,000 subscribers • Ties directly into Inventory solution workflow • Dealertrack can leverage its distribution channels to increase dealer penetration • Allows Dealertrack to tap new customer segments • Fits within Dealertrack’s SaaS technology focus • Estimated addressable subscriber base of over 50,000 D E A L E R S , B R O K E R S & C A R R I E R S B R O K E R S C O N S U M E R S jTracker • Per-seat suite of CRM and lead management tools with direct integration into CentralDispatch (CD) • Potential cross-selling opportunity for new client base: auto transportation brokers • Brokers are high volume users of CD, making both jTracker and CentralDispatch more ‘sticky’ An efficient online marketplace that enables vehicle shippers to easily connect with car carriers. Positions Dealertrack long-term to provide a compelling end-to-end inventory offering. Provides brokers with a comprehensive CRM solution for auto transportation enabling them to effectively manage leads, quotes, orders, payments and dispatches. A premier online directory of auto transporters that allows consumers to easily locate and engage shippers. Provides Dealertrack with a channel to reach the consumer market. MoveCars.com • Leading directory listing platform for auto shipping • Serves customers throughout US & Canada for both domestic and overseas shipping • Revenue generated through advertising and priority listings

29 Dealertrack Acquired ClickMotive for ~$49 million on 10/1/12 - Provider of SaaS solutions for managing automotive digital marketing - Award-winning platform powers dealership Internet departments - Strong mix of customers including OEM, auto groups & franchised dealers - Sellers can earn additional consideration of up to $4.5 million in 2014 subject to achieving certain 2013 performance targets ClickMotive is a Leading Comprehensive Digital Marketing Platform - Websites: Market-leader in high-converting dealer websites powered by a centralized digital marketing platform - Mobile: Top-ranked mobile websites featuring inventory, images, pricing, content, lead tracking and custom designs - SEM: High-converting search engine marketing services including keyword generators, bid management & campaign tools - SEO: Professional white-hat search engine optimization services including keyword analysis, content authoring & reporting - Social: Turn-key social media websites featuring synchronized inventory content with dealer websites & mobile websites - Reviews: Tracking, training, analysis & reporting for online reviews and reputation management across review websites ClickMotive Has Critical Customer Mass With Over 3,000 Automotive Dealerships - Platform can be tailored for use by OEMs, regional ad associations, auto groups and individual dealerships - Endorsed as the preferred website provider by multiple OEMs and several of the nation’s largest auto groups - ClickMotive’s software platform is proven to be scalable and flexible for the largest automotive customers Clear Benefits for Dealertrack - Leverages Dealertrack Technologies existing sales and marketing channels across all customer segments - Potential cross-selling, up-selling and product bundling opportunities with little overlap - Capitalizes on industry shift from traditional automotive transactions to digital retailing transactions - Building center of excellence in Dallas area (ClickMotive and Dealertrack’s eCarList / AAX teams in Dallas, TX area) Acquisition of ClickMotive

30 American Honda Financial Corporation (AHFC) Partnership Increases Available Market Size by 800 bps* 55% 12% 34% Available to DT Exclusive to DT Not Available to DT 55% 20% 26% Available to DT Exclusive to DT Not Available to DT Top 40 lenders (financing sources) account for approximately 85% of total new vehicle financing in US during 2012 Without AHFC With AHFC* * AHFC expected to be available on Dealertrack solutions in Q4’13

31 Car Sales Seasonality Used Car Sales Jan Feb Mar Apr May Jun Jul Aug Sep 500 750 1,000 1,250 1,500 1,750 J a n F e b M a r A p r M a y J u n J u l A u g S e p O c t N o v D e c 2009 2010 2011 2012 2013 500 750 1,000 1,250 1,500 1,750 2,000 J a n F e b M a r A p r M a y J u n J u l A u g S e p O c t N o v D e c 2009 2010 2011 2012 2013 Monthly New Car Sales Monthly Used Car Sales (Franchised) Source: New car sales data from Automotive News; used car sales data from CNW Marketing Research. (in 000s) (in 000s)

32 New and Used Car Sales 2013 Growth 1Q12 2Q12 3Q12 4Q12 Jan-13 Feb-13 Mar-13 1Q13 Y/Y Q/Q SAAR 1 14,400 14,067 14,500 15,103 15,280 15,360 15,250 15,297 6.2% 1.3% Actual Units 1 3,467 3,805 3,628 3,592 1,043 1,192 1,453 3,689 6.4% 2.7% Fleet 2 775 804 612 576 221 264 305 790 1.9% 37.2% Retail 2,692 3,001 3,016 3,016 822 928 1,148 2,898 7.7% (3.9%) Financed 3 2,218 2,502 2,527 2,518 654 791 988 2,433 9.7% (3.4%) Cash 4 474 499 489 462 168 138 160 465 (1.8%) 0.8% Actual Units 5 2,321 4,612 4,613 3,413 831 748 1,086 2,665 14.8% (21.9%) USED Financed 5 1,341 2,712 2,789 2,137 555 500 719 1,774 32.3% (17.0%) Cash 5 980 1,900 1,824 1,276 276 247 367 890 (9.2%) (30.2%) Actual Units 5,789 8,416 8,241 7,005 1,874 1,940 2,539 6,353 9.8% (9.3%) Retail Units 5,014 7,613 7,629 6,430 1,653 1,676 2,234 5,563 11.0% (13.5%) TOTAL Fleet 775 804 612 576 221 264 305 790 1.9% 37.2% Financed 3,560 5,214 5,316 4,655 1,209 1,291 1,708 4,208 18.2% (9.6%) Cash 1,454 2,399 2,313 1,775 444 385 527 1,356 (6.8%) (23.6%) Notes: NEW (1) Source: Automotive News (2) Source: JD Power (3) Estimated (4) Source: AutoCount (5) Source: CNW Marketing Research US -New and Used Car Sales (in 000s)

33 Reconciliation of GAAP Net Income to Non-GAAP Financial Measures ($ millions) 2008 2009 2010 2011 2012 Net income (loss) $1.7 ($4.3) ($27.8) $65.1 $20.5 Interest income (4.7) (1.1) (0.5) (0.3) (0.7) Interest expense - cash 0.3 0.2 0.2 0.9 3.4 Interest expense - non-cash 7.4 Provision for (benefit from) income tax 3.9 (3.5) 30.6 (2.4) 12.2 Depreciation of property and equipment and amortization of capitalized software and website costs 13.3 14.7 17.3 21.0 23.3 Amortization of acquired identifiable intangibles 26.8 20.3 19.4 29.7 28.3 EBITDA $41.3 $26.3 $39.2 $114.0 $94.4 Gain on sale of subsidiary - - - (47.3) (33.2) Restructuring, integration and other related costs - 6.7 - 1.2 1.5 Acquisition-related and other non-recurring professional fees 0.6 2.4 1.9 4.8 2.7 Change in fair value of warrants - - - (1.0) 6.3 Acquisition related consideration changes and compensation - 1.0 - (1.1) 1.8 Rebranding expense - - - - 1.9 Amortization of equity method investment basis difference - - - - 4.0 Realized (gain) loss on securities 6.0 (1.4) (0.6) (0.4) - Reversal of pre-acquisition accrued contingency - (0.6) - - - Contra-revenue - - 1.6 4.2 4.2 Adjusted EBITDA – Previous presentation (non-GAAP) $47.9 $34.4 $42.1 $74.4 $83.7 Stock-based Compensation 14.0 13.1 11.2 11.5 13.6 Adjusted EBITDA (non-GAAP) $61.9 $47.5 $53.3 $85.9 $97.3 Adjusted EBITDA Reconciliation

34 Reconciliation of GAAP Net Income to Non-GAAP Financial Measures (cont.) Adjusted Net Income Reconciliation ($ millions) 2009 2010 2011 2012 Net income (loss) ($4.3) ($27.8) $65.1 $20.5 Deferred tax asset valuation allowance (non-taxable) - 28.4 (25.1) Amended state tax returns – benefits (non-taxable) (1.1) 0.1 (0.2) Stock-based compensation expense (excluding restructuring costs) 13.1 11.2 11.5 13.6 Integration and other related costs (including stock-based compensation) - - 1.2 1.6 Amortization of acquired identifiable intangibles 20.3 19.4 29.7 28.3 Restructuring costs (including stock-based compensation) 6.7 - - Acquisition-related and other non-recurring professional fees 2.4 1.9 4.7 2.7 Realized (gain) on securities (non-taxable) (1.4) (0.6) (0.4) Gain on sale or disposal of subsidiary - - (47.3) (33.2) Reversal of pre-acquisition accrued contingency (non-taxable) (0.6) - - Change in fair value of warrents - - (1.0) 6.3 Acquisition related earn-out compensation expense, net 1.0 - (1.1) 1.8 Contra-revenue - 1.6 4.2 4.2 Interest expense - non-cash (not tax impacted) - - - 7.4 Amortization of equity method investment basis difference - - - 4.0 Accelerated depreciation of certain technology assets - - - 1.0 Rebranding expense - - - 1.9 Tax impact of adjustments (16.1) (12.3) 2.1 (11.1) Adjusted Net Income (non-GAAP) $20.0 $21.9 $43.4 $49.1

35 Reconciliation of GAAP Net Income to Non-GAAP Financial Measures by Income Statement Category GAAP and Non-GAAP Earnings Adjusted for Divestitures 2013 Ref 2012 GAAP net (loss) income (34)$ 16,961$ Adjustments: Interest expense - non-cash (not tax-impacted) 2,302 e 703 Amortization of acquired identifiable intangibles 7,316 1 6,879 Stock-based compensation 3,271 2 3,330 Contra-revenue 1,354 a 1,102 Gain on disposal of subsidiary - f (27,693) Acquisition-related and other professional fees 483 d 199 Acquisition-related contingent consideration changes and compensation expense, net 35 3 178 Integration and other related costs 799 4 - Rebranding expense 1,648 d 51 Amortization of equity method investment basis difference 706 g 996 Amended state tax returns impact (non-taxable) 56 h - Tax impact of adjustments (a) (5,900) h 6,738 Adjusted net income (non-GAAP) 12,036$ 9,444$ Additional classification details: Amortization of acquired identifiable intangibles 7,316$ 1 6,879$ Revenue 13 a 72 Cost of revenue 7,303 b 6,807 Stock-based compensation 3,271$ 2 3,330$ Cost of revenue 692 b 635 Product development 168 c 214 Selling, general and administrative 2,411 d 2,481 Acquisition-related contingent consideration changes and compensation expense, net 35$ 3 178$ Cost of revenue 47 b - Product development 19 c - Selling, general and administrative (31) d 178 Integration and other related costs 799$ 4 -$ Cost of revenue 462 b - Selling, general and administrative 337 d - Depreciation and amortization 6,581$ k 5,100$ Cost of revenue 5,050 3,857 Product development 129 90 Selling, general and administrative 1,402 1,153 DEALERTRACK TECHNOLOGIES, INC. Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income (Dollars in thousands) (Unaudited) Three Months Ended March 31, GAAP Non-GAAP As Reported Adjusted Three Months Ended March 31, 2013 Net Income Ref Adjustments Net Income Ref Net revenue 109,059$ a 1,367 110,426$ Cost of revenue 63,188 b (8,504) 54,684 Product development 3,630 c (187) 3,443 Selling, general and administrative 41,490 d (4,848) 36,642 Total operating expenses 108,308 (13,539) 94,769 Income from operations 751 14,906 15,657 Interest expense, net (3,240) e 2,302 (938) i Other income , net 66 - 66 Gain on disposal of subsidiary - f - - Earnings from equity method investment, net 1,219 g 706 1,925 (Loss) income before benefit from (provision for) income taxes, net (1,204) 17,914 16,710 Benefit from (provision for) income taxes, net 1,170 h (5,844) (4,674) j Net (loss) income (34)$ 12,070$ 12,036$ EBITDA Adjustments: Depreciation and amortization 6,581$ k Interest expense, net 938 i Benefit from (provision for) income taxes, net 4,674 j Adjusted EBITDA 24,229$ GAAP Non-GAAP As Reported Adjusted Three Months Ended March 31, 2012 Net Income Ref Adjustments Net Income Ref Net revenue 91,617$ a 1,174 92,791$ Cost of revenue 53,150 b (7,442) 45,708 Product development 2,994 c (214) 2,780 Selling, general and administrative 34,128 d (2,909) 31,219 Total operating expenses 90,272 (10,565) 79,707 Income from operations 1,345 11,739 13,084 Interest expense, net (927) e 703 (224) i Other income , net 76 - 76 Gain on disposal of subsidiary 27,693 f (27,693) - Earnings from equity method investment, net 163 g 996 1,159 (Loss) income before benefit from (provision for) income taxes, net 28,350 (14,255) 14,095 Benefit from (provision for) income taxes, net (11,389) h 6,738 (4,651) j Net (loss) income 16,961$ (7,517)$ 9,444$ EBITDA Adjustments: Depreciation and amortization 5,100$ k Interest expense, net 224 i Benefit from (provision for) income taxes, net 4,651 j Adjusted EBITDA 19,419$ DEALERTRACK TECHNOLOGIES, INC. Proforma Reconciliation of GAAP Net Income to Non-GAAP Measures (Dollars in thousands) (Unaudited)

36 Revenue Adjusted for Divestitures and Acquisitions ($ in millions) Year over Year Comparison 3 Months Ended March 31, 2013 DealerTrack Divestitures DealerTrack Acquisitions Acquisitions Y/Y Comparison As Reported Adj'ments (1) Adjusted As Reported Adj'ments (2) Adjusted Transaction Revenue $54.1 $0.0 $54.1 $61.4 $0.0 $61.4 Subscription Revenue 33.3 $0.0 33.3 42.8 (6.8) 36.0 Other Revenue 4.2 $0.0 4.2 4.9 (0.0) 4.9 Total Revenue $91.6 $0.0 $91.6 $109.1 ($6.8) $102.3 As Reported '13 As Reported vs vs Organic Growth, Y/Y Adjusted '12 As Reported Growth Transaction Revenue 13.5% 13.5% 13.5% Subscription Revenue 28.5% 28.5% 8.2% Other Revenue 16.7% 16.7% 16.5% Total Revenue 19.1% 19.1% 11.7% ($ in millions) Sequential Quarterly Comparison 3 Months Ended December 31, 2012 3 Months Ended March 31, 2013 DealerTrack Divestitures DealerTrack Acquisitions Acquisitions Q/Q Comparison As Reported Adj'ments (1) Adjusted As Reported Adj'ments (3) Adjusted Transaction Revenue $54.6 $0.0 $54.6 $61.4 $0.0 $61.4 Subscription Revenue 42.2 0.0 42.2 42.8 0.0 42.8 Other Revenue 5.0 0.0 5.0 4.9 0.0 4.9 Total Revenue $101.8 $0.0 $101.8 $109.1 $0.0 $109.1 As Reported '13 As Reported vs vs Organic Growth, Q/Q Adjusted '12 As Reported Growth Transaction Revenue 12.5% 12.5% 12.5% Subscription Revenue 1.4% 1.4% 1.4% Other Revenue (2.7%) (2.7%) (2.7%) Total Revenue 7.1% 7.1% 7.1% 3 Months Ended March 31, 2012

37 2013 Full Year Earnings Guidance and Assumptions New Car Sales byFranchise Dealers 15.2 million units Used Car Sales by FranchiseDealers 15.0 million units Weighted Average Shares Outstanding (Diluted) 45.4 million Non-recurring Costs Addbacks for Non- GAAP Measures $4.0 million Includes certain professional fees,integration and other related cost, acquisition related compensation expense, rebranding and fair value adjustments. EffectiveTax Rate on Add-backs for Non-GAAP Measures 38% Revenue $453.0-$462.0 million Net of approximately $5million contra revenue. GAAP Net Income $9.5-$12.5 million GAAP Net Income per Share (Diluted) $0.21-$0.28 AdjustedEBITDA $112.5-$116.5 million Adjusted Net Income (ANI) $55.0-$58.0million ANIper Share (Diluted) $1.21-$1.28 CapitalExpenditures $45.0 million Includes costs related to AHFC, Casey and Casey, and additional office moves Guidance Measure Range Comment Guidance Assumption Assumption Comment